 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

May 10, 2011
Date of Report (date of Earliest Event Reported)

CHINA TEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA 92130
 (Address of principal executive offices and zip code)

(760) 230-8986
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement

On May 10, 2011 (“Effective Date”), China Tel Group, Inc., a Nevada corporation and the registrant responsible for the filing of this Form 8-K (“the Company”) and Isaac Organization, Inc. (“Isaac”), a Canadian corporation, entered into a Second Amended and Restated Stock Purchase Agreement (“Second A&R Isaac SPA”).  The parties originally entered into a stock purchase agreement on February 9, 2010 (“Isaac SPA”), subsequently amended the Isaac SPA on March 5, 2010 (“Amended Isaac SPA”) and then amended and restated the Isaac SPA, as amended, on May 9, 2010 (“A&R Isaac SPA”).  The Second A&R Isaac SPA supersedes entirely the terms of the prior operative A&R Isaac SPA.  The stock which is the subject of all of the Parties’ stock purchase agreements consists of shares of the Company’s Series A common stock (“Shares”), together with warrants granting the holder the right to acquire Shares (“Warrants”).  The material changes between the Second A&R Isaac SPA and the terms of the prior A&R Isaac SPA are as follows (capitalized terms are as defined in the Second A&R Isaac SPA):

1.
Isaac’s price per Share is reduced both prospectively and retroactively.  Under the A&R Isaac SPA, the nominal price per Share was $1.50.  However, Isaac was entitled to issuance of additional shares without additional payment pursuant to a fully diluted calculation performed quarterly.  Pursuant to the terms of the A&R Isaac SPA and prior to the Effective Date of the Second A&R Isaac SPA, Isaac has paid $25,109,659, has been issued 29,166,110 Shares, and is entitled to issuance of 4,465,782 Shares that have not been issued.  Isaac’s total weighted average price per Share under the A&R Isaac SPA is therefore $0.7466.  Under the terms of the Second A&R Isaac SPA, for all Shares Isaac purchased between February 8, 2010 through November 30, 2010, the price per Share is adjusted to $0.2637, which is equal to the volume-weighted average of the closing price of Shares for the time period June 1, 2010 through November 30, 2010.  For all Shares Isaac purchased between December 1, 2010 through December 31, 2010, the price per Share is adjusted to $0.1707, which is equal to the volume-weighted average of the closing price of Shares during that time period.  For all Shares Isaac purchased between January 1, 2011 through the Effective Date of the Second A&R Isaac SPA, as well as for all Shares Isaac purchases after the Effective Date of the Second A&R Isaac SPA, the price per Share is the volume-weighted average of the closing price of Shares for the ten-day trading period immediately preceding the date the Company received or in the future receives any Installment.  In no event will the price per Share be less than $0.18 for any Installment received after the Effective Date.  The total aggregate number of Shares to which Isaac is entitled based on retroactive adjustments to the Purchase Price is 71,519,975 Shares (“Additional Shares”).  The Company has received $6,017,000 from Isaac between January 1, 2011 and the Effective Date.

2.
The number of Warrants Isaac is entitled to receive is increased and the Warrant exercise price is reduced, both prospectively and retroactively.  Under the A&R Isaac SPA, Isaac was entitled to receive one Warrant for each dollar paid toward the Purchase Price.  Pursuant to the terms of the A&R Isaac SPA and prior to the Effective Date of the A&R Isaac SPA, Isaac is entitled to issuance of 25,109,659 Warrants, none of which have been issued.  Pursuant to the Second A&R Isaac SPA, the Company shall instead issue one Adjusted Warrant for each Share Isaac has been issued pursuant to the A&R Isaac SPA, one Warrant for each Additional Share, and one Warrant for each Share Isaac purchases in the future.  Under the A&R Isaac SPA, each Warrant had an exercise price of $1.00.  The total aggregate number of Adjusted Warrants to which Isaac is entitled is 105,151,867, inclusive of 25,109,659 Warrants earned by Isaac pursuant to the A&R Isaac SPA that have not been issued.  Under the Second A&R Isaac SPA, the exercise price is adjusted as follows: (i) for Adjusted Warrants earned based on Installments received between February 8 and November 30, 2010, the exercise price shall be $0.211, which is equal to 80% of the volume weighted average of the closing price of Shares for the time period June 1, 2010 through November 30, 2010; (ii) for Adjusted Warrants earned based on Installments received between December 1 and December 31, 2010, the exercise price shall be $0.137, which is equal to 80% of the volume weighted average of the closing price of Shares during that time period; and (iii) for Adjusted Warrants earned based on Installments received between January 1, 2011 and May 2, 2011, as well as for Warrants earned based on receipt of future Installments, the exercise price shall be the volume-weighted average of the closing price of Shares for the ten-day trading period immediately preceding the date the Company received or in the future receives the Installment giving rise to the right to issuance of the Warrant or Adjusted Warrant.  The exercise price of Warrants and Adjusted Warrants is not subject to a cashless exercise, unless both parties agree in writing.

3.
The time period during which Isaac has the right to exercise a Warrant is reduced prospectively and in part retroactively.  Under the A&R Isaac SPA, each Warrant had a five year exercise period, as measured from the date each Warrant became subject to issuance (the date of the Company’s receipt of the Installment to which the right to issuance of each Warrant related).  Under the Second A&R Isaac SPA, each of the Adjusted Warrants earned based on an Installment received on or before December 31, 2010 shall have the same five-year exercise period as the original Warrant it is intended to replace, which exercise period relates back to the date Isaac earned each Adjusted Warrant.  Each of the Warrants or Adjusted Warrants earned based on an Installment received after December 31, 2010 shall have an exercise period of three years, which exercise period shall either relate back or shall begin to run from the date Isaac earned or earns each Warrant or Adjusted Warrant (also the date of the Company’s receipt of each corresponding Installment).

4.	The Company’s obligations to periodically issue Isaac additional Shares pursuant to a fully diluted calculation whenever the Company issues shares, options or warrants to others is eliminated.

5.	Isaac’s right to purchase a minimum of $205,000,000 worth of Shares, which would constitute 27.9% of the total equity of the Company, is eliminated.

6.	Isaac’s maximum investment is reduced from $360,000,000 to $75,109,659 (each amount is exclusive of Isaac’s exercise of Warrants).

7.	The time period during which the Company is entitled to make Funding Requests to receive Installments is extended from December 31, 2011 to June 30, 2012.

8.	The Company’s obligation to use the proceeds of the Purchase Price solely towards deployment of broadband telecommunications networks or sales, general and administrative expense is eliminated.

Other material terms of the Second A&R Isaac SPA that are similar or identical to the A&R Isaac SPA are as follows:

9.
The Parties intend to enter into a separate Registration Agreement, under which Shares and Warrants issued to Isaac may enjoy “piggyback” rights if the Company registers any of its Shares in the future.

10.
The Company has the right to terminate Isaac’s rights under the Second A&R Isaac SPA if Isaac fails to pay any Installment after a Funding Request and before expiration of the Grace Period.  In such instance, the Company may issue a Notice of Termination for Monetary Default, in which event the Company is entitled to cancel 10% of the Shares, Warrants and Warrant Shares previously issued to Isaac.

A fully executed copy of the Second A&R Isaac SPA is attached hereto and incorporated by this reference as Exhibit 10.1 to this Form 8-K (including internal Exhibit 1, form of Warrant).

Item 1.02                      Termination of a Material Definitive Agreement

A&R Isaac SPA

The effect of the Second A&R Isaac SPA disclosed under Item 1.01 above and which became effective May 10, 2010 is to supersede entirely the terms of the previously operative A&R Isaac SPA.

2008 Stock Option Plan

The effect of the Company’s 2011 Stock Option and Incentive Plan disclosed under Item 8.01 below is to supersede and replace entirely the Company’s 2008 Stock Option Plan that became effective October 27, 2008.  The Company did not issue any options under the 2008 Stock Option Plan prior to its termination.

Item 3.02                      Unregistered Sale of Equity Securities

On May 10, 2011, pursuant to the terms of the Second A&R Isaac SPA described in Item 1.01 above, the Company sold Shares and Warrants (as defined above) to Isaac.

The Company shall, as soon as practical, issue and deliver to Isaac or as Isaac directs 75,985,757 Shares, which is the sum of 4,465,782 Shares Isaac subscribed to or is entitled to under a fully diluted calculation that have not been issued pursuant to the A&R Isaac SPA, plus 71,519,975 Additional Shares called for under the Second A&R Isaac SPA.  The Company shall also as soon as practical issue and deliver to Isaac 105,151,867 Warrants, which are inclusive of 25,109,659 Warrants earned by Isaac pursuant to the prior A&R Isaac SPA that have not been issued.

The Company received no cash specifically attributable to the sale and issuance of the Newly Issued Shares or the Adjusted Warrants.  The aggregate amount of consideration the Company received for the Newly Issued Shares and the Adjusted Warrants is:

1.	$25,109,659 Isaac has paid in the aggregate pursuant to the terms of:(i) the Isaac SPA; (ii) the Amended Isaac SPA; and (iii) the A&R Isaac SPA.

2.	Non-monetary consideration the Company received as described in some or all of paragraphs 1-8 of Item 1.01 above.

3.
The Company’s expectation that non-monetary consideration the Company received as described in some or all of paragraphs 1-8 of Item 1.01 above may enhance the Company’s ability to obtain financing from other equity and debt sources upon terms more advantageous to the Company than the terms of either the A&R Isaac SPA or the Second A&R Isaac SPA.

4.
The Company’s expectation that Adjusting the Share and Warrant price as described in paragraphs 1-2 of Item 1.01 above to more closely reflect market conditions may enhance Isaac’s incentive to continue funding the Company’s equity financing requirements.

The Adjusted Warrants are convertible into Shares upon payment by the holder of an exercise price during a period of exercise, which exercise price and period of exercise each vary based on the date of the Company’s receipt of a past Installment from Isaac towards the Purchase Price, as further described in paragraphs 2-3 of Item 1.01 above.

The Additional Shares and any securities issuable upon exercise of the Adjusted Warrants are not currently registered under the Securities Act of 1933 (“Act”), as amended, and may not be sold or otherwise transferred unless registered in accordance with the Act, or unless an exemption from registration is established, or unless sold pursuant to Rule 144 of the Act.

Item 8.01                      Other Events

On May 10, 2011, the Company adopted “China Tel Group, Inc. 2011 Stock Option and Incentive Plan” (“Plan”).  The material terms of the Plan are as follows:

1.
The Plan is to be administered by the Company’s Board of Directors ("the Board") or a committee of the Board, including a committee consisting of two or more non-employee directors to the extent required under applicable laws or rules of any stock exchange on which the Company’s Shares are listed (any administrator, the “Committee”).

2.
An award under the Plan may consist of incentive stock options, non-statutory stock options, restricted stock awards, unrestricted stock awards, performance stock awards, or stock appreciation rights, with the amount and type of any award at the discretion of the Committee.

3.	Eligible recipients under the Plan are all employees, officers, directors, consultants or advisors of the Company or any of its subsidiaries.

4.
The maximum number of Shares available for issuance under the Plan is 75,000,000, no more than 30,000,000 of which may be awarded other than as options or stock appreciation rights, and no more than 50,000,000 of which may be awarded to any one participant in any one taxable year of the Company.  Shares issued pursuant to an award reduce the maximum Shares remaining available for issuance under the Plan; however, Shares that are subject to any award that subsequently lapses, expires or is forfeited automatically become available for re-issuance.  In the event of any reorganization, merger, stock dividend, or stock split, the Committee may adjust the number or kind of securities available for issuance or payment under the Plan to avoid dilution or enlargement of the rights of participants under any prior award.

5.
The exercise price of any stock option must be at least 100% of the fair market value of a Share on the date of grant (110% with respect to an incentive stock option granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company).  Vesting and duration of any option shall be at the Committee’s discretion up to a maximum of 10 years duration (5 years in the case of an incentive option to a participant with more than 10% voting power as described above).  Payment of the purchase price upon exercise of any option shall be in cash, except the Committee may accept payment through a broker exercise notice, a net share payment, or other any other form of payment acceptable to the Committee.

6.
Upon a participant’s separation from employment or other service with the Company or subsidiary, certain unvested or unexercised rights with respect to prior awards outstanding under the Plan shall terminate immediately or within three months following such separation, depending upon the type of award and the reason for separation.

7.
The Plan is non-exclusive and does not limit the power or authority of the Board to adopt, modify or terminate the Plan or such additional compensation arrangements as the Board may deem necessary or desirable.  The Plan does supersede and replace entirely the Company’s 2008 Stock Option Plan adopted October 27, 2008, no options having ever been issued under said 2008 Stock Option Plan.  The Plan terminates by its terms on December 31, 2020, unless earlier terminated by action of the Board, provided that awards outstanding upon termination may continue to be exercised, or to become free of restrictions, according to their terms.

In adopting the Plan, the Committee has not granted any award to any eligible participant.

A copy of the ChinaTel Group, Inc. 2011 Stock Option and Incentive Plan, as adopted by the Company, is attached hereto and incorporated by this reference as Exhibit 10.2 to this Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits

10.1	Second Amended and Restated Stock Purchase Agreement between China Tel Group, Inc. and Isaac Organization, Inc. dated May 10, 2011

10.2	ChinaTel Group, Inc. 2011 Stock Option and Incentive Plan

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 13, 2011

China Tel Group, Inc.,

By: /s/George Alvarez
Name: George Alvarez
Title: Chief Executive Officer